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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2015

RE/MAX Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36101	80-0937145
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

5075 South Syracuse Street
Denver, Colorado 80237
(Address of principal executive offices, including Zip code)

(303) 770-5531
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 7, 2015, the Company held its annual meeting of stockholders. At the annual meeting, stockholders voted on the matters disclosed in the Company's definitive proxy statement filed with the Securities and Exchange Commission on March 27, 2015. The final voting results for the matters submitted to a vote of stockholders were as follows:

Proposal 1: Election of Directors

The Company's stockholders elected the persons listed below to serve as Class II directors until the Company's 2018 annual meeting of stockholders or until their successors are duly elected and qualified.
Nominee	Votes For	Votes Withheld	Broker Non-Votes
Kathleen Cunningham	43,009,787	2,840,411	823,539
Gail Liniger	42,323,644	3,526,554	823,539
Christine Riordan	45,782,247	67,951	823,539

Proposal 2: Ratification of KPMG as Independent Registered Public Accounting Firm

The Company's stockholders ratified the appointment of KPMG LLP as the Company's independent registered public accounting firm for the year ending December 31, 2015.

Votes For	Votes Against	Votes to Abstain	Broker Non-Votes
42,800,601	3,873,108	28	0

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
RE/MAX HOLDINGS, INC.
Date: May 12, 2015	By: /s/ Geoffrey D. Lewis Geoffrey D. Lewis President